Exhibit 10.2

CHANGE ORDER FORM
(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)
CHANGE ORDER NUMBER:	009
DATE OF CHANGE ORDER:	March 26,2009
PURCHASER:	Sabine Pass LNG, L.P.
SOIL CONTRACTOR:	Remedial Construction Services, L.P.
CONTRACT NO.	25279-004-OC2-C000-00001
DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This CO No. 009 is issued to incorporate into the Soil Improvement Contract the following:

Add Pay item 3.30 for closing the Tank 104 and 105 Dike openings (Reference Contract Notification No. 024) and Pay Item 3.40 for constructing a temporary truck ramp at the northeast corner of Tank 104 Dike (Reference Contract Notification No. 025) as described in the revised Exhibit “C” Quantities, Pricing and Data, dated March 26, 2009.

Attachments:

1)	Contract Exhibit “C”, Quantities, Pricing and Data, dated March 26, 2009 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated November 26, 2007 in its entirety.

2)	Contract Exhibit “D”, Scope of Work, Revision 2, dated March 26, 2009 that supersedes and replaces Exhibit “D”, Scope of Work, dated September 11, 2007 in its entirety.

3)	Contract Exhibit “E-3” Drawings, dated March 26, 2009 which incorporates drawing 25279-001-CS-000-00009 Revision 3 titled Civil Site Development Finished Grade Plan.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$-1,744,631.63

The Contract Price prior to this Change Order	$26,782,330.65

The Contract Price will be increased by this Change Order amount of	$181,100.00

The New Contract Price including this Change Order will be	$26,963,430.65

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order.  Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect.  This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:	Soil Contractor:
Sabine Pass LNG, L.P.	Remedial Construction Services, L.P.
By:	Sabine Pass LNG-GP, Inc.,
Its general partner

Authorized Signature:	/s/ Ed Lehotsky	Authorized Signature:	/s/ Steven R. Birdwell

Name:	Ed Lehotsky	Name:	Steven R. Birdwell

Title:	VP LNG Proj Mgt	Title:	President

Date of Signing:	April 3, 2009	Date of Signing:	4-7-2009

CHANGE ORDER FORM
(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)
CHANGE ORDER NUMBER:	010
DATE OF CHANGE ORDER:	March 27, 2009
PURCHASER:	Sabine Pass LNG, L.P.
SOIL CONTRACTOR:	Remedial Construction Services, L.P.
CONTRACT NO.	25279-004-OC2-C000-00001
DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This CO No. 010 is issued to incorporate into the Soil Improvement Contract all work necessary to complete the slope protection and finished grade for LNG Tanks S-104 and S-105 containment dikes and impoundment areas.

Attachments:

1)	Contract Exhibit “B”, Special Conditions, dated March 27, 2009 that supersedes and replaces Exhibit “B”, Special Conditions, dated January 3, 2007 in its entirety.

2)	Contract Exhibit “C”, Quantities, Pricing and Data, dated March 27, 2009 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated March 26, 2009 in its entirety.

3)	Contract Exhibit “D-2”, Scope of Work, dated January 14, 2009 which incorporates the scope of work for the LNG Tanks Area Slope Protection and Finished Grade.

4)	Contract Exhibit “E-4” Drawings, dated January 14, 2009 which incorporates drawings for the LNG Tanks Area Slope Protection and Finished Grade.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$-1,563,531.63

The Contract Price prior to this Change Order	$26,963,430.65

The Contract Price will be increased by this Change Order amount of	$605,156.85

The New Contract Price including this Change Order will be	$27,568,587.50

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order.  Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect.  This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:	Soil Contractor:
Sabine Pass LNG, L.P.	Remedial Construction Services, L.P.
By:	Sabine Pass LNG-GP, Inc.,
Its general partner

Authorized Signature:	/s/ Ed Lehotsky	Authorized Signature:	/s/ Steven R. Birdwell

Name:	Ed Lehotsky	Name:	Steven R. Birdwell

Title:	VP LNG Proj Mgt	Title:	President

Date of Signing:	April 3, 2009	Date of Signing:	4-7-2009

CHANGE ORDER FORM
(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)
CHANGE ORDER NUMBER:	011
DATE OF CHANGE ORDER:	March 28, 2009
PURCHASER:	Sabine Pass LNG, L.P.
SOIL CONTRACTOR:	Remedial Construction Services, L.P.
CONTRACT NO.	25279-004-OC2-C000-00001
DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This CO No. 011 is issued to incorporate into the Soil Improvement Contract the Asphalt Paving and Asphalt Sealer work.

Attachments:

1)	Contract Exhibit “C”, Quantities, Pricing and Data, dated March 28, 2009 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated March 27, 2009 in its entirety.

2)	Contract Exhibit “D-3”, Scope of Work, dated December 9, 2008 that incorporates the scope of work for the Asphalt Paving and Asphalt Sealer work.

3)	Contract Exhibit “E-5”, Drawings, dated November 8, 2008 that incorporates drawings for the Asphalt Paving and Asphalt Sealer work.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$-958,374.78

The Contract Price prior to this Change Order	$27,568,587.50

The Contract Price will be increased by this Change Order amount of	$590,834.04

The New Contract Price including this Change Order will be	$28,159,421.54

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order.  Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect.  This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:	Soil Contractor:
Sabine Pass LNG, L.P.	Remedial Construction Services, L.P.
By:	Sabine Pass LNG-GP, Inc.,
Its general partner

Authorized Signature:	/s/ Ed Lehotsky	Authorized Signature:	/s/ Steven R. Birdwell

Name:	Ed Lehotsky	Name:	Steven R. Birdwell

Title:	VP LNG Proj Mgt	Title:	President

Date of Signing:	April 3, 2009	Date of Signing:	4/7/2009

CHANGE ORDER FORM
(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)
CHANGE ORDER NUMBER:	012
DATE OF CHANGE ORDER:	June 18, 2009
PURCHASER:	Sabine Pass LNG, L.P.
SOIL CONTRACTOR:	Remedial Construction Services, L.P.
CONTRACT NO.	25279-004-OC2-C000-00001
DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Change: This Change Order No. 012 is issued to incorporate into the Soil Improvement Contract the following:

●	Drilling holes on Dike 1 and the North Dike for Tank Dike Access Road Light Poles (CN-027).
●	Installation of Envirogrid material on Tank S-104 and S-105 Impound Sump slopes (CN-028).
●	Construction of the corners of each Tank S-104 and S-105 Sump Aprons as described in CN-029.
●	Construction of the Temporary Containment Berm in Tank S-105 Impoundment Area (CN-030)

Attachments:

1)	Contract Exhibit “C”, Quantities, Pricing and Data, dated June 18, 2009 that supersedes and replaces Exhibit “C”, Quantities, Pricing and Data, dated March 28, 2009 in its entirety.

The original contract price was	$28,526,962.28

Net Change by previously authorized Change Orders	$-958,374.78

The Contract Price prior to this Change Order	$28,159,421.54

The Contract Price will be increased by this Change Order amount of	$39,173.00

The New Contract Price including this Change Order will be	$28,198,594.54

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order.  Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect.  This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:	Soil Contractor:
Sabine Pass LNG, L.P.	Remedial Construction Services, L.P.
By:	Sabine Pass LNG-GP, Inc.,
Its general partner

Authorized Signature:	/s/ Ed Lehotsky	Authorized Signature:	/s/ Tommy Breaux

Name:	Ed Lehotsky	Name:	Tommy Breaux

Title:	VP LNG Proj Mgt	Title:	Program Manager

Date of Signing:	23, Jine 2009	Date of Signing:	24 June 2009